United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-6447

(Investment Company Act File Number)

Federated Fixed Income Securities, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 09/30/2011

Date of Reporting Period: 09/30/2011

Item 1. Reports to Stockholders

Annual Shareholder Report
September 30, 2011

Share Class	Ticker
A	FMUUX
Institutional	FMUSX

Federated Municipal Ultrashort Fund

Fund Established 2000

A Portfolio of Federated Fixed Income Securities, Inc.

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from October 1, 2010 through September 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended September 30, 2011 was 1.06% for the Fund's Class A Shares and 1.51% for the Fund's Institutional Shares. The total return of the Barclays Capital 1-Year Municipal Bond Index (BC1MB).1 the Fund's broad-based securities market index, was 1.34% and the total return of the Lipper Tax-Exempt Money Market Funds Classification Average (LTEMMFCA),2 a peer group average for the Fund, was 0.02% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses that were not reflected in the total return of the BC1MB.

During the reporting period, the Fund's investment strategy focused on: (a) the effective duration3 of its portfolio (which indicates the portfolio's price sensitivity to interest rates);4 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit quality and ratings of the portfolio securities (which indicates the risk that securities may default). These were the most significant factors affecting the Fund's performance relative to the BC1MB.

For purposes of the following, the discussion will focus on the Fund's Institutional Shares. The Fund's Institutional Shares 1.51% total return for the reporting period consisted of 1.41% of tax-exempt dividend income and 0.10% of price appreciation in the net asset value of the Fund's shares.5

MARKET OVERVIEW

During the 12-month reporting period economic conditions muddled along at a weakened pace and labor market conditions continued to struggle with unemployment stuck above 9%. The Federal Reserve's decisions to maintain its balance sheet and asset purchase program as well as target the federal funds rate at 0.0% to 0.25% were in line with market expectations. The housing sector continued to struggle and remained at depressed levels. During the last quarter of the reporting period, the ongoing European sovereign debt crisis weighed heavily on the markets as European sovereign debt in the struggling countries of Portugal, Ireland, Italy, Greece and Spain sold off sharply. This crisis sharply affected banks in the Eurozone (i.e., the group of European Union (EU) member states that have adopted the euro (€) as their common currency and sole legal tender) as most of them continued to be heavily exposed to sovereign debt. This Eurozone stress, along with expectations of slower global growth and the inception of a new Federal Reserve program in August 2011 to extend the maturity of its Treasury holdings, drove Treasury yields sharply lower, particularly for long-term bonds. In the short-term tax-exempt municipal Annual Shareholder Report market, yield ratios of two-year AAA-rated municipals to two-year Treasuries remained very high in an ultra-low yield environment where a flight-to-quality left Treasury instruments with paltry yields. The two-year municipal to Treasury yield ratio averaged 116% during the 12-month reporting period and reached a high of 210% in September 2011 as the flight-to-quality ensued.

During the reporting period, the two-year Treasury note yield moved from 0.45% to a high of 0.85% in the spring of 2011 to end the period at 0.24%. The AAA-rated, two-year, tax-exempt municipal bond yield reacted similarly as yields moved from 0.49% to a high of 0.80% at 2010 year-end to 0.35% at period end. The tax-exempt municipal yield curve remained positively sloped but flattened during the 12-month period with short-term interest rates (maturities less than three years) declining 5-10 basis points while short-intermediate term interest rates (maturities from 4-10 years) declined 15-25 basis points. A flattening of the yield curve means that as a security's maturity increases, the incremental income from an increase in maturity decreases. Because of this flattening, tax-exempt intermediate municipal bonds outperformed short-term bonds during the reporting period as the price impact per unit of duration is greater for intermediate-term bonds.

News headlines sharply affected the municipal market in late 2010 as several market analysts released reports which predicted increases in municipal defaults and highlighted off balance sheet liabilities related to pensions and post retirement healthcare benefits. Also, the significant federal financial support programs for state governments which were put in place to stimulate local economies and boost confidence were wound down and municipal governments began the process of balancing their budgets through expenditure reductions and employee layoffs. The Build America Bonds program, which provided an additional avenue for municipal borrowers to issue debt, was discontinued by Congress. In general, municipal credit spreads contracted during the reporting period as mid-quality debt rated A and BBB outperformed debt rated AAA and AA, despite the flight to quality trade that occurred late in the reporting period.

Factors that had negative implications for the strength and breadth of the U.S. recovery included the U.S. government's large budget deficit, the difficult fiscal adjustments the imbalances will require, the downgrade of the long-term credit rating of the United States, the continued oversupply and tight credit conditions within the residential and commercial real estate markets and the economic crisis in the European Union.

DURATION

Because the Fund is an ultrashort tax-exempt municipal bond fund and pursues a low volatility strategy, the Fund's typical dollar-weighted average duration generally ranged from 0.5 to one year. As determined at the end of the 12-month reporting period, the Fund's dollar-weighted average duration was 0.80 years, and the Fund's average dollar-weighted portfolio duration during the Annual Shareholder Report reporting period was approximately 0.72 years. The duration of the BC1MB (which contains only bonds with maturities from one to two years) was 1.43 years at the end of the reporting period. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change.

Because the Fund has a structural duration range and prospectus limit that is always shorter than the duration of the BC1MB, when interest rates decline the Fund's net asset value will benefit less than the BC1MB. The duration of the Fund relative to the BC1MB slightly detracted from Fund performance during the period, but helped the Fund significantly relative to the LTEMMFCA.

MATURITY/YIELD CURve

During the 12-month reporting period, the yield curve flattened and bonds with short-intermediate maturities (four to seven years) had more yield decline and better total return performance than those bonds with maturities from one to three years and zero to one year. Because the Fund continued to pursue a low volatility ultra-short duration strategy, and in order to provide a high degree of liquidity, the Fund was managed with a concentration on maintaining a barbell structure consisting of: a) a 40% to 50% weighting in very short-term maturities such as tax-exempt seven-day municipal variable rate demand notes (MVRDNs), seven-day municipal floating rate notes (MFRNs) and 90-day or less municipal commercial paper and put option bonds combined with; b) a 50% to 60% weighting in tax-exempt municipal bonds with maturities generally from zero to three years.

The BC1MB contains only bonds with maturities from one to two years and does not contain any bonds with less than one year remaining to maturity nor does it include any MVRDNs or most MFRNs. The Fund's portfolio weighting in liquid MVRDNs and MFRNs of 40% to 50% slightly detracted from Fund performance relative to the BC1MB, as these instruments slightly underperformed the positive price performance and total return of bonds contained in the BC1MB. Many of these instruments provided above-average tax-exempt income due to bank credit spread but none of the price gain of the fixed-rate bonds in the BC1MB.5 The Fund also had significant weightings in tax-exempt, municipal bonds maturing from one to two years and two to five years and this decision helped Fund performance relative to the BC1MB.

SECTOR ALLOCATION

During the 12-month reporting period, as compared to the BC1MB, the Fund allocated more of its portfolio to (i.e., was overweight in) securities in revenue bond yield sectors backed by hospitals, public power, electric and gas, industrial development/pollution control projects and transportation. Overall, revenue debt performed roughly in line with general obligation debt during the reporting period as states and local government budgets showed some improvement as expenditure cuts were implemented and tax revenue improved. However, select revenue sectors noted above were outperformers within the average revenue bond returns. The Fund allocated less of the portfolio to (i.e. Annual Shareholder Report was underweight in) general obligation bonds and pre-refunded bonds (bonds for which principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account) compared to the BC1MB. These allocations helped the Fund's performance due to narrowing of credit spreads within several of the overweight revenue sectors and the demand by investors for incremental yield during the reporting period. Because of the demand for short maturity yield paper in an ultra-low yield environment, AAA rated pre-refundedbonds (and unrated bonds of comparable quality) lagged the overall BC1MB return, so the Fund's underweight allocation helped the Fund's relative performance.

CREDIT QUALITY

There was renewed concern over credit risk at the end of 2010 because of news headlines discussing the potential of increases in the default of municipal debt. Despite these headlines, predictions of credit disaster and hundreds of billions in municipal default were discredited, and credit risk allocations performed well during the 12-month reporting period. Strong cash inflows to short-term bond funds drove up demand for issues with higher yields so debt rated A and BBB (and unrated debt of comparable quality) outperformed higher investment-grade debt rated AA and AAA (and unrated debt of comparable quality) within the BC1MB.6 The Fund's overweight position in debt rated BBB and A or its unrated equivalent and its underweight position in AA and AAA debt or its unrated equivalent, relative to the BC1MB, positively impacted Fund performance during the reporting period.

Annual Shareholder Report

For the variable rate portion of the Fund's portfolio, the Fund's income and total return was helped by significant weightings in MVRDNs with credit and liquidity enhancement from both domestic banks rated A-2/P-2 and/or F-2 or lower and Eurozone banks.

1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BC1MB.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LTEMMFCA.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
4	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
5	Income may be subject to the federal alternative minimum tax, as well as state and local taxes.
6	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard & Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of AA or better are considered to be high credit quality; credit ratings of A are considered high or medium/good quality; and credit ratings of BBB are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of BB and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of CCC or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Municipal Ultrashort Fund (the “Fund”) from September 30, 2001 to September 30, 2011, compared to the Barclay's Capital 1-Year Municipal Bond Index (BC1MB)2 and the Lipper Tax-Exempt Money Market Funds Classification Average (LTEMMFCA).3

Average Annual Total Returns for the Period Ended 9/30/2011

(returns reflect all applicable sales charges as specified below in footnote #1)

Share Class	1 Year	5 Years	10 Years
Class A Shares	-0.92%	1.64%	1.78%
Institutional Shares	1.51%	2.53%	2.45%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

Growth of a $10,000 Investment - class A Shares

Growth of a $10,000 Investment - InStitutional Shares

1	Represents a hypothetical investment of $10,000. Effective February 14, 2003, a maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800) for newly purchased Class A Shares was implemented. The line graphs above reflect any front-end sales charge, as applicable, as of the date of the initial investment. The Average Annual Total Returns reflect the current sales charge applicable to each class, if any. The Fund's performance assumes the reinvestment of all dividends and distributions. The BC1MB and the LTEMMFCA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The BC1MB is the one-year (1-2) component of the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index is an unmanaged index of tax-exempt municipal bonds issued after December 31, 1990, with a minimum credit rating of at least Baa3 or BBB-, which have been issued as part of a deal of at least $75 million, have a minimum maturity value of at least $7 million and mature in at least one, but not more than two years. The BC1MB also includes both zero coupon bonds and bonds subject to the alternative minimum tax (AMT). The BC1MB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price. The BC1MB is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At September 30, 2011, the Fund's sector composition1 was as follows:

Sector Composition	Percentage of Total Net Assets
Hospital	15.4%
General Obligation — Local	14.7%
General Obligation — State	14.5%
Electric & Gas	14.2%
Industrial Development Bond/Pollution Control Revenue	8.9%
Education	7.9%
Public Power	6.0%
Transportation	4.8%
Water & Sewer	3.7%
Multi – Family Housing	3.2%
Other[2]	7.6%
Other Assets and Liabilities — Net[3]	(0.9)%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party, including bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser.
2	For purposes of this table, sector classifications constitute 93.3% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

September 30, 2011

Principal Amount		Value
	MUNICIPAL BONDS – 67.4%
	Alabama – 2.7%
$3,545,000	Alabama Special Care Facilities Financing Authority of Birmingham, Revenue Bonds (Series 2005A), 5.00% (Ascension Health Subordinate Credit Group), 6/1/2012	3,656,354
2,500,000	Alabama State Public School & College Authority, Capital Improvement Refunding Bonds (Series 2009A), 5.00% (United States Treasury COL), 5/1/2012	2,569,050
6,000,000	Alabama State Public School & College Authority, Capital Improvement Refunding Bonds (Series 2009A), 5.00% (United States Treasury COL), 5/1/2013	6,424,980
3,920,000	Alabama State Public School & College Authority, Capital Improvement Refunding Bonds (Series 2009A), 5.00% (United States Treasury COL), 5/1/2014	4,354,414
4,095,000	Alabama State Public School & College Authority, Capital Improvement Refunding Bonds (Series 2009B), 5.00%, 5/1/2012	4,208,104
3,485,000	Alabama State Public School & College Authority, Capital Improvement Refunding Bonds (Series 2009B), 5.00%, 5/1/2013	3,731,843
2,025,000	Baldwin County, AL, (Series 2010), 3.00%, 1/1/2012	2,039,215
3,515,000	Birmingham, AL Water Works Board, Subordinate Water Revenue Bonds (Series 2009), 3.00%, 7/1/2013	3,624,387
2,440,000	Birmingham, AL Water Works Board, Subordinate Water Revenue Bonds (Series 2009), 4.00%, 7/1/2012	2,498,487
39,675,000	Health Care Authority for Baptist Health, AL, Affiliate of UAB Health (Montgomery)(Series B) ARS (Assured Guaranty Corp. INS), 0.740%, 10/7/2011	39,675,000
4,000,000	Mobile, AL IDB, PCRBs (Series 2007A), 4.75% TOBs (Alabama Power Co.) Mandatory Tender 3/19/2012	4,079,720
2,160,000	Tuscaloosa, AL, GO Warrants (Series 2010-B), 4.00%, 2/15/2012	2,189,959
2,250,000	Tuscaloosa, AL, GO Warrants (Series 2010-B), 4.00%, 2/15/2013	2,357,550
	TOTAL	81,409,063
	Alaska – 0.4%
7,125,000	Valdez, AK Marine Terminal, Marine Terminal Revenue Refunding Bonds (Series 2003B), 5.00% (BP PLC), 1/1/2014	7,691,723
4,000,000	Valdez, AK Marine Terminal, Marine Terminal Revenue Refunding Bonds (Series 2003B), 5.00% (BP PLC), 1/1/2016	4,497,200
	TOTAL	12,188,923
	Arizona – 1.3%
8,000,000	Arizona Health Facilities Authority, Variable Rate Health Facility Revenue Bonds (Series 2009E), 5.00% TOBs (Catholic Healthcare West), Mandatory Tender 7/2/2012	8,270,480
Annual Shareholder Report

Principal Amount		Value
$1,000,000	Arizona State, COP (Series 2010A), 5.00% (Assured Guaranty Corp. INS), 10/1/2012	1,042,430
5,000,000	Arizona State, COP (Series 2010A), 5.00% (Assured Guaranty Corp. INS), 10/1/2014	5,519,700
1,840,000	Arizona Transportation Board, Transportation Excise Tax Revenue Bonds (Series 2009), 5.00% (Maricopa County, AZ Regional Area Road Fund), 7/1/2012	1,905,817
1,000,000	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds (Series 2009A), 4.00%, 10/1/2011	1,000,110
1,000,000	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds (Series 2009A), 4.00%, 10/1/2012	1,037,280
1,100,000	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Refunding Bonds (Series 2009A), 4.00%, 10/1/2011	1,100,121
2,135,000	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Refunding Bonds (Series 2009A), 4.00%, 10/1/2012	2,214,593
10,000,000	Coconino County, AZ Pollution Control Corp., PCRBs (Series 1994A), 3.625% TOBs (Arizona Public Service Co.) Mandatory Tender 7/13/2013	10,278,400
2,500,000	Maricopa County, AZ, IDA, Health Facility Revenue Bonds (Series 2009A), 5.00% (Catholic Healthcare West), 7/1/2012	2,570,175
1,000,000	Pima County, AZ Sewer System, Revenue Refunding Bonds (Series 2011A), 5.00%, 7/1/2012	1,032,560
1,500,000	Pima County, AZ Sewer System, Revenue Refunding Bonds (Series 2011A), 5.00%, 7/1/2013	1,605,870
2,000,000	Pima County, AZ Sewer System, Revenue Refunding Bonds (Series 2011A), 5.00%, 7/1/2014	2,201,140
	TOTAL	39,778,676
	Arkansas – 0.6%
15,000,000	Arkansas State, Federal Highway Grant Anticipation & Tax Revenue Refunding Bonds (General Obligation) (Series 2010), 4.00%, 8/1/2012	15,465,900
2,295,000	Beaver Water District of Benton and Washington Counties, AR, Revenue Refunding Bonds (Series 2010), 3.00%, 11/15/2013	2,402,658
775,000	Jefferson County, AR, PCR Refunding Bonds (Series 2006), 4.60% (Entergy Arkansas, Inc.), 10/1/2017	776,286
	TOTAL	18,644,844
	California – 6.2%
10,415,000	California Educational Facilities Authority, Variable Rate Refunding Revenue Bonds (Series 2010B), 0.96% (Loyola Marymount University), 10/1/2015	10,448,745
1,500,000	California Health Facilities Financing Authority, 5.00% (Adventist Health System/West), 3/1/2012	1,524,180
2,650,000	California Health Facilities Financing Authority, Revenue Bonds (Series 2009B), 4.00% (St. Joseph Health System), 7/1/2012	2,711,453
Annual Shareholder Report

Principal Amount		Value
$3,865,000	California Health Facilities Financing Authority, Revenue Bonds (Series 2009B), 4.50% (St. Joseph Health System), 7/1/2013	4,082,715
3,800,000	California Health Facilities Financing Authority, Revenue Bonds (Series 2009B), 5.00% (St. Joseph Health System), 7/1/2014	4,142,190
6,000,000	California Health Facilities Financing Authority, Variable Rate Health Facility Revenue Bonds (Series 2009C), 5.00% TOBs (Catholic Healthcare West), Mandatory Tender 7/2/2012	6,201,900
11,290,000	California Health Facilities Financing Authority, Variable Rate Health Facility Revenue Bonds (Series 2009G), 5.00% TOBs (Catholic Healthcare West), Mandatory Tender 7/2/2012	11,669,908
10,000,000	California Health Facilities Financing Authority, Variable Rate Refunding Revenue Bonds (Series 2009C), 5.00% TOBs (St. Joseph Health System), Mandatory Tender 10/16/2014	11,045,600
35,500,000	California Municipal Finance Authority, Revenue Bonds, 1.10% TOBs (Republic Services, Inc.), Mandatory Tender 10/3/2011	35,497,160
3,200,000	California PCFA, Solid Waste Disposal Refunding Revenue Bonds (Series 1998B), 3.625% (Waste Management, Inc.), 6/1/2018	3,344,800
13,000,000	California PCFA, Solid Waste Refunding Revenue Bonds (Series 2010A), 1.449% TOBs (Republic Services, Inc.), Mandatory Tender 11/1/2011	12,999,870
2,000,000	California PCFA, Solid Waste Refunding Revenue Bonds (Series 2010B), 1.124% TOBs (Republic Services, Inc.), Mandatory Tender 11/1/2011	2,000,020
7,500,000	California State Department of Water Resources Power Supply Program, Revenue Bonds (Series 2010L), 5.00%, 5/1/2012	7,707,750
30,250,000	California State, (Series A-2), 2.00% RANs, 6/26/2012	30,622,377
30,000,000	California State, GO Refunding Bonds, 3.00%, 9/1/2013	31,233,000
2,625,000	California State, Refunding Economic Recovery Bonds (Series 2009B), 5.00% TOBs (California State Fiscal Recovery Fund), Mandatory Tender 7/1/2014	2,933,726
4,000,000	Long Beach CCD, CA, BANs (Series 2010A), 9.85%, 1/15/2013	4,471,360
4,200,000	San Bernardino County, CA Transportation Authority, Sales Tax Revenue Notes (Series 2009A), 4.00%, 5/1/2012	4,293,240
2,000,000	San Diego, CA Public Facilities Authority, Senior Sewer Revenue Refunding Bonds (Series 2009B), 5.00% (San Diego, CA Wastewater System), 5/15/2012	2,059,920
	TOTAL	188,989,914
	Colorado – 1.6%
100,000	Beacon Point, CO Metropolitan District, Revenue Bonds (Series 2005B), 4.375% (Compass Bank, Birmingham LOC)/(Original Issue Yield: 4.50%), 12/1/2015	100,019
4,100,000	Colorado Health Facilities Authority, Revenue Bonds (Series 2009B), 5.00% TOBs (Catholic Health Initiatives), Mandatory Tender 11/11/2014	4,610,409
Annual Shareholder Report

Principal Amount			Value
$25,000,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2009B), 5.00% TOBs (Catholic Health Initiatives), Mandatory Tender 11/8/2012	26,245,000
15,430,000		E-470 Public Highway Authority, CO, Senior Revenue Bonds (SIFMA Index Term Rate Bonds)(Series 2011A), 2.88% TOBs, Mandatory Tender 9/1/2014	15,466,415
		TOTAL	46,421,843
		Connecticut – 1.3%
12,000,000		Connecticut Development Authority, PCR Refunding Bonds (Series 2011B), 1.25% TOBs (Connecticut Light & Power Co.), Mandatory Tender 9/3/2013	12,000,000
6,500,000		Connecticut Development Authority, PCR Revenue Bonds (Series 1996A), 1.25% TOBs (Connecticut Light & Power Co.) Mandatory Tender 4/2/2012	6,511,960
1,000,000		Connecticut State Development Authority, PCR Refunding Bonds (Series 1996), 5.75% TOBs (United Illuminating Co.), Mandatory Tender 2/1/2012	1,013,810
4,020,000		Connecticut State, Economic Recovery UT GO Notes, 5.00%, 1/1/2014	4,423,769
15,585,000		Connecticut State, UT GO Bonds (Series 2011C), 0.81%, 5/15/2016	15,550,557
		TOTAL	39,500,096
		Delaware – 0.3%
4,000,000		Delaware EDA, PCR Refunding Bonds (Series 2000C), 1.80% TOBs (Delmarva Power and Light Co.), Mandatory Tender 6/1/2012	4,019,000
6,000,000		Delaware EDA, PCR Refunding Bonds (Series 2000C), 2.30% TOBs (Delmarva Power and Light Co.), Mandatory Tender 6/1/2012	6,042,420
		TOTAL	10,061,420
		District of Columbia – 0.2%
2,550,000		District of Columbia Revenue, University Refunding Revenue Bonds (Series 2009A), 5.00% (Georgetown University), 4/1/2012	2,605,004
3,000,000		District of Columbia Revenue, University Refunding Revenue Bonds (Series 2009A), 5.00% (Georgetown University), 4/1/2013	3,168,960
		TOTAL	5,773,964
		Florida – 4.1%
54,610	[1]	Capital Trust Agency, FL, Housing Revenue Notes, 5.95% (Atlantic Housing Foundation Properties), 1/15/2039	10,919
5,845,000	[2]	Citizens Property Insurance Corp. FL, SIFMA Floating Rate Notes (Series 2010A-3), 1.91%, 6/1/2013	5,880,479
30,000,000	[2]	Citizens Property Insurance Corp. FL, SIFMA Floating Rate Notes (Series 2011A-3), 1.81% (Assured Guaranty Municipal Corp. INS), 6/1/2014	30,159,000
14,000,000		Florida State Board of Education, UT GO Capital Outlay Refunding Bonds (Series 2011A), 5.00% (Florida State), 6/1/2014	15,601,040
2,275,000		JEA, FL Electric System, Electric System Subordinated Revenue Bonds (Series 2009B), 5.00%, 10/1/2011	2,275,296
Annual Shareholder Report

Principal Amount		Value
$5,000,000	JEA, FL Electric System, Subordinated Revenue Bonds (Series 2009D), 5.00%, 10/1/2011	5,000,650
7,000,000	JEA, FL Electric System, Subordinated Revenue Bonds (Series 2009D), 5.00%, 10/1/2012	7,297,500
12,000,000	Lakeland, FL Energy Systems, Variable Rate Energy System Refunding Bonds (Series 2009), 0.91%, 10/1/2012	12,038,040
5,000,000	Lakeland, FL Energy Systems, Variable Rate Energy System Refunding Bonds (Series 2009), 1.26%, 10/1/2014	5,024,000
5,000,000	Miami-Dade County, FL IDA, Solid Waste Disposal Revenue Bonds (Series 2007), 1.25% TOBs (Waste Management, Inc.), Mandatory Tender 11/1/2011	5,002,350
4,000,000	Miami-Dade County, FL IDA, Solid Waste Disposal Revenue Bonds (Series 2008), 2.625% TOBs (Waste Management, Inc.), Mandatory Tender 8/1/2014	4,018,120
15,000,000	Miami-Dade County, FL School Board, COP (Series 2011A), 5.00% TOBs, Mandatory Tender 5/1/2014	16,202,250
5,200,000	Miami-Dade County, FL School Board, COP (Series 2011B), 5.00% TOBs, Mandatory Tender 5/1/2016	5,723,640
2,000,000	Orange County, FL, Health Facilities Authority, Hospital Revenue Bonds (Series 2009), 5.00% (Orlando Health, Inc.), 10/1/2013	2,129,420
8,525,000	St. Petersburg, FL HFA, (Series B) ARS (All Children's Hospital)/(AMBAC INS), 0.600%, 10/7/2011	8,525,000
	TOTAL	124,887,704
	Georgia – 2.5%
500,000	Atlanta, GA Airport General Revenue, Airport General Revenue Bonds (Series 2010A), 4.00%, 1/1/2015	542,020
1,000,000	Atlanta, GA Airport Passenger Facilities Charge Revenue, Subordinate Lien General Revenue Bonds (Series 2010B), 5.00%, 1/1/2015	1,110,690
2,250,000	Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 4.00%, 11/1/2011	2,257,200
3,000,000	Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 4.00%, 11/1/2012	3,112,740
4,000,000	Burke County, GA Development Authority, PCRBs (Series 1995), 2.30% TOBs (Georgia Power Co.) Mandatory Tender 4/1/2014	4,078,800
17,335,000	Burke County, GA Development Authority, PCRBs (Series 2011A), 2.50% TOBs (Oglethorpe Power Corp.), Mandatory Tender 3/1/2013	17,630,735
5,500,000	Cobb County, GA Development Authority, Solid Waste Disposal Revenue Bonds (Series 2004A), 1.40% TOBs (Waste Management, Inc.), Mandatory Tender 10/3/2011	5,500,220
3,750,000	Decatur County-Bainbridge, GA IDA, Revenue Bonds, 4.55% TOBs (John B. Sanifilippo & Son)/(Bank of America N.A. LOC), Mandatory Tender 6/1/2013	3,772,575
2,500,000	Fulton County, GA Facilities Corp., COP (Series 2009), 3.00%, 11/1/2011	2,505,275
Annual Shareholder Report

Principal Amount		Value
$4,000,000	Georgia State Road and Tollway Authority, Federal Highway Grant Anticipation Revenue Bonds (Series 2009-A), 5.00%, 6/1/2012	4,125,800
4,090,000	Georgia State, UT GO Bonds (Series 2003D), 5.25% (United States Treasury COL), 12/1/2011	4,125,338
4,030,000	Georgia State, UT GO Bonds (Series 2003D), 5.25%, 12/1/2011	4,064,658
8,000,000	Georgia State, UT GO Bonds (Series 2006G), 5.00%, 10/1/2011	8,001,040
5,850,000	Gwinnett County, GA Water and Sewer Authority, Revenue Bonds, 5.00% (United States Treasury PRF 8/1/2012@100)/(Original Issue Yield: 5.10%), 8/1/2020	6,083,415
700,000	Medical Center Hospital Authority, GA, Revenue Refunding Bonds (Series 2007), 5.00% (Spring Harbor at Green Island), 7/1/2012	702,877
1,000,000	Municipal Electric Authority of Georgia, Project One Subordinated Bonds (Series 2011A), 5.00%, 1/1/2014	1,084,660
1,000,000	Municipal Electric Authority of Georgia, Project One Subordinated Bonds (Series 2011A), 5.00%, 1/1/2015	1,115,420
1,500,000	Public Gas Partners, Inc., GA, Gas Project Revenue Bonds (Gas Supply Pool No. 1 Series 2009A), 5.00%, 10/1/2011	1,500,150
2,300,000	Public Gas Partners, Inc., GA, Gas Project Revenue Bonds (Gas Supply Pool No. 1 Series 2009A), 5.00%, 10/1/2012	2,376,544
1,400,000	Public Gas Partners, Inc., GA, Gas Project Revenue Bonds (Gas Supply Pool No. 1 Series 2009A), 5.00%, 10/1/2013	1,479,926
	TOTAL	75,170,083
	Illinois – 2.0%
10,325,000	Chicago, IL Midway Airport, Second Lien Revenue Bonds (Series 2010B), 5.00% TOBs, Mandatory Tender 1/1/2015	11,333,133
2,000,000	Chicago, IL Water Revenue, Second Lien Water Refunding Revenue Bonds (Series 2008), 5.00% (Assured Guaranty Municipal Corp. INS), 11/1/2011	2,007,520
8,825,000	Chicago, IL, Refunding UT GO Bonds (2005A), 5.00% (Assured Guaranty Municipal Corp. INS), 1/1/2013	9,271,192
7,500,000	Illinois Finance Authority — Solid Waste, 1.125% TOBs (Waste Management, Inc.), Mandatory Tender 10/1/2012	7,500,300
4,000,000	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds (Series 2010), 2.125% TOBs (Peoples Gas Light & Coke Co.), Mandatory Tender 7/1/2014	4,044,400
2,285,000	Illinois Finance Authority, Revenue Bonds (Series 2010B), 3.00% (Art Institute of Chicago), 7/1/2013	2,288,953
4,530,000	Illinois State Sales Tax, Sales Tax Revenue Bonds (Junior Obligation Series June 2010), 5.00%, 6/15/2013	4,856,477
3,650,000	Illinois State, GO Refunding Bonds (Series February 2010), 5.00%, 1/1/2012	3,687,814
4,010,000	Illinois State, GO Refunding Bonds (Series February 2010), 5.00%, 1/1/2013	4,198,831
Annual Shareholder Report

Principal Amount		Value
$4,975,000	Illinois State, Refunding UT GO Bonds (Series 2010), 5.00%, 1/1/2018	5,562,299
2,000,000	Railsplitter Tobacco Settlement Authority, IL, Tobacco Settlement Revenue Bonds (Series 2010), 4.00%, 6/1/2012	2,039,640
3,000,000	Railsplitter Tobacco Settlement Authority, IL, Tobacco Settlement Revenue Bonds (Series 2010), 4.00%, 6/1/2013	3,137,880
	TOTAL	59,928,439
	Indiana – 1.3%
6,025,000	Indiana Health Facility Financing Authority, Revenue Bonds (Series 2001A-1), 1.50% TOBs (Ascension Health Credit Group), Mandatory Tender 8/1/2014	6,111,881
2,750,000	Indiana Health Facility Financing Authority, Revenue Bonds (Series 2005A-4), 5.00% (Ascension Health Subordinate Credit Group), 6/1/2012	2,837,120
4,500,000	Indiana State EDA, (Series B), 0.79% TOBs (Republic Services, Inc.), Mandatory Tender 12/1/2011	4,499,955
2,000,000	Indiana State Finance Authority, Hospital Revenue Bonds (Series 2009A), 5.00% (Parkview Health System Obligated Group), 5/1/2012	2,044,440
5,000,000	Indiana State Finance Authority, Second Lien Water Utility Revenue Bonds (Series 2011B), 3.00% (Citizens Energy Group), 10/1/2014	5,187,700
1,500,000	St. Joseph County, IN, Variable Rate Educational Facilities Revenue Bonds (Series 2005), 3.875% TOBs (University of Notre Dame), Mandatory Tender 3/1/2012	1,522,005
15,000,000	Whiting, IN Environmental Facilities, Revenue Bonds (Series 2009), 5.00% (BP PLC), 1/1/2016	16,864,500
	TOTAL	39,067,601
	Iowa – 0.2%
1,500,000	Iowa Finance Authority, Variable Rate Demand Health Facilities Revenue Bonds (Series 2005A), 5.00% (Iowa Health System)/(Assured Guaranty Corp. INS), 2/15/2012	1,524,090
5,000,000	Iowa Finance Authority, Variable Rate Demand Health Facilities Revenue Bonds (Series 2009F), 5.00% TOBs (Iowa Health System), Mandatory Tender 8/15/2012	5,184,500
	TOTAL	6,708,590
	Kansas – 0.2%
450,000	Kansas State Development Finance Authority, Hospital Revenue Bonds (Series 2009D), 3.00% (Adventist Health System/Sunbelt Obligated Group), 11/15/2011	451,552
180,000	Kansas State Development Finance Authority, Hospital Revenue Bonds (Series 2009D), 3.50% (Adventist Health System/Sunbelt Obligated Group), 11/15/2012	185,911
200,000	Kansas State Development Finance Authority, Hospital Revenue Bonds (Series 2009D), 5.00% (Adventist Health System/Sunbelt Obligated Group), 11/15/2013	217,530
Annual Shareholder Report

Principal Amount		Value
$500,000	Wichita, KS, Hospital Facilities Refunding & Improvement Revenue Bonds (Series IIIA-2009), 3.00% (Via Christi Health System, Inc.), 11/15/2011	501,455
1,000,000	Wichita, KS, Hospital Facilities Refunding & Improvement Revenue Bonds (Series IIIA-2009), 4.50% (Via Christi Health System, Inc.), 11/15/2012	1,040,480
2,000,000	Wichita, KS, Hospital Facilities Refunding & Improvement Revenue Bonds (Series IIIA-2009), 5.00% (Via Christi Health System, Inc.), 11/15/2013	2,158,740
	TOTAL	4,555,668
	Kentucky – 0.8%
5,200,000	Kentucky EDFA, (Series B), 0.79% TOBs (Republic Services, Inc.), Mandatory Tender 12/1/2011	5,199,948
4,685,000	Louisville & Jefferson County, KY Metropolitan Sewer District, 5.00%, 5/15/2012	4,819,975
15,000,000	Owensboro, KY, GO BANs (Series 2009), 3.25%, 7/1/2012	15,079,500
	TOTAL	25,099,423
	Louisiana – 1.6%
21,490,000	East Baton Rouge Sewerage Commission, Revenue Bonds (Series 2011A), 0.95% TOBs, Mandatory Tender 8/1/2014	21,487,636
15,000,000	Louisiana State Gas & Fuels, Tax Second Lien Revenue Bonds (Series 2009A-1), 0.91%, 5/1/2043	15,024,750
3,250,000	Louisiana State Offshore Terminal Authority, Deepwater Port Revenue Bonds (Series 2007B-1A), 1.60% TOBs (Loop LLC), Mandatory Tender 10/1/2012	3,265,990
10,000,000	Louisiana State Offshore Terminal Authority, Deepwater Port Revenue Bonds (Series 2007B-2A), 2.125% TOBs (Loop LLC), Mandatory Tender 10/1/2015	9,989,100
	TOTAL	49,767,476
	Maryland – 0.1%
1,000,000	Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2008B), 5.00% TOBs (Johns Hopkins Hospital), Mandatory Tender 11/15/2011	1,005,940
2,955,000	Maryland State, UT GO Bonds (First Series 2006A), 5.00%, 3/1/2013	3,150,680
	TOTAL	4,156,620
	Massachusetts – 5.0%
5,000,000	Brockton, MA Area Transit Authority, 1.50% RANs, 8/3/2012	5,025,000
10,500,000	Cape Cod, MA Regional Transportation Authority, 1.50% RANs, 7/30/2012	10,556,490
4,000,000	Commonwealth of Massachusetts, LT GO Construction Loan Bonds (Series C), 5.50% (Assured Guaranty Municipal Corp. INS), 11/1/2011	4,018,360
20,000,000	Commonwealth of Massachusetts, Refunding GO Bonds (SIFMA Index Bonds) (Series 2010A), 0.54%, 2/1/2013	20,012,200
Annual Shareholder Report

Principal Amount		Value
$5,000,000	Commonwealth of Massachusetts, Refunding GO Bonds (SIFMA Index Bonds) (Series 2010A), 0.69%, 2/1/2014	5,004,350
8,000,000	Commonwealth of Massachusetts, UT GO Refunding Bonds (Series 2011A), 0.64%, 2/1/2014	8,000,000
3,500,000	Commonwealth of Massachusetts, UT GO Refunding Bonds (Series 2011A), 0.82%, 2/1/2015	3,500,000
7,000,000	Essex, MA North Shore Agricultural & Technical School District, 1.50% BANs, 8/31/2012	7,028,070
5,000,000	Lowell, MA Regional Transportation Authority, 1.50% RANs, 8/10/2012	5,033,150
6,000,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds (Series 2010B), 5.00%, 1/1/2013	6,316,500
15,000,000	Massachusetts Development Finance Agency, Variable Rate Revenue Bonds (Series 2011N), 0.66% (Williams College, MA), 7/1/2041	15,030,300
1,000,000	Massachusetts HEFA, Revenue Bonds (Series 2008 T-2), 4.10% TOBs (Northeastern University), Mandatory Tender 4/19/2012	1,020,770
1,465,000	Massachusetts HEFA, Revenue Bonds (Series 2008R), 5.00% (Northeastern University), 10/1/2011	1,465,176
1,000,000	Massachusetts HEFA, Revenue Bonds (Series 2008R), 5.00% (Northeastern University), 10/1/2012	1,042,170
3,250,000	Massachusetts HEFA, Revenue Bonds (Series 2008T-1), 4.125% TOBs (Northeastern University), Mandatory Tender 2/16/2012	3,296,475
2,000,000	Massachusetts State Development Finance Agency, Resource Recovery Revenue Bonds (Series 1999B), 3.40% TOBs (Waste Management, Inc.), Mandatory Tender 12/1/2012	2,049,020
9,000,000	Massachusetts State HFA, Construction Loan Notes (Series 2009D), 5.00%, 9/1/2012	9,310,500
3,854,000	Merrimack Valley Regional Transit Authority, MA, 1.25% RANs, 6/22/2012	3,865,369
6,150,000	Metrowest Regional Transit Authority, MA, 1.50% RANs, 9/27/2012	6,179,274
5,000,000	Montachusett, MA Regional Transit Authority, 1.50% RANs, 8/10/2012	5,033,100
30,000,000	Pioneer Valley, MA Transit Authority, 1.50% RANs, 7/27/2012	30,191,400
	TOTAL	152,977,674
	Michigan – 2.5%
9,500,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 1999 B-4), 3.75% TOBs (Ascension Health Credit Group), Mandatory Tender 3/15/2012	9,647,725
2,000,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 2010B), 5.00% (Ascension Health Credit Group), 11/15/2015	2,275,520
6,665,000	Michigan State Hospital Finance Authority, Variable Rate Revenue Bonds (Series 1999B-3), 2.00% TOBs (Ascension Health Credit Group), Mandatory Tender 8/1/2014	6,832,025
8,250,000	Michigan State Strategic Fund, Revenue Bonds, 3.20% TOBs (Waste Management, Inc.), Mandatory Tender 8/1/2013	8,510,535
Annual Shareholder Report

Principal Amount		Value
$26,650,000	Michigan Strategic Fund, Adjustable Rate Demand Limited Obligation Refunding Revenue Bonds (Series 1995C), 2.125% TOBs (Detroit Edison Co.), Mandatory Tender 9/1/2016	26,634,809
14,770,000	Michigan Strategic Fund, Variable Rate Limited Obligation Refunding Revenue Bonds (Series 2009CT), 3.05% TOBs (Detroit Edison Co.), Mandatory Tender 12/3/2012	15,102,620
7,320,000	Monroe County, MI EDC, Adjustable Rate Demand LT Obligation Refunding Revenue Bonds (Series 1992-CC), 2.35% TOBs (Detroit Edison Co.), Mandatory Tender 4/1/2014	7,485,871
	TOTAL	76,489,105
	Minnesota – 0.5%
2,485,000	Chaska, MN ISD No.112, UT GO Bonds, 3.00% (Minnesota State GTD), 2/1/2012	2,508,409
2,965,000	Chaska, MN ISD No.112, UT GO Bonds, 3.50% (Minnesota State GTD), 2/1/2013	3,089,975
3,020,000	Chaska, MN ISD No.112, UT GO Bonds, 3.50% (Minnesota State GTD), 2/1/2014	3,231,611
1,000,000	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds (Series 2008), 4.00% (Essentia Health Obligated Group)/(Assured Guaranty Corp. INS), 2/15/2012	1,012,420
2,900,000	Minnesota State, UT GO Highway Bonds, 3.00%, 12/1/2011	2,913,804
1,250,000	St. Paul, MN Housing & Redevelopment Authority, Health Care Revenue Bonds (Series 2010), 3.00% (Gillette Children's Specialty Healthcare), 2/1/2012	1,257,300
	TOTAL	14,013,519
	Mississippi – 0.9%
6,665,000	Mississippi Business Finance Corp., Revenue Bonds (First Series 2010), 2.25% TOBs (Mississippi Power Co.) Mandatory Tender 1/15/2013	6,732,516
4,000,000	Mississippi Business Finance Corp., Solid Waste Disposal Revenue Bonds (Series 2002), 2.85% TOBs (Waste Management, Inc.), Mandatory Tender 3/3/2014	4,113,600
3,240,000	Mississippi Development Bank, Marshall County Correctional Facility Refunding Bonds (Series 2008C), 5.00% (Mississippi State Department of Corrections)/(United States Treasury PRF), 8/1/2012	3,368,466
1,200,000	Mississippi Development Bank, Wilkinson County Correctional Facility Refunding Bonds (Series 2008D), 5.00% (Mississippi State Department of Corrections)/(United States Treasury COL), 8/1/2012	1,247,580
10,000,000	Mississippi State, Refunding UT GO Bonds, 5.50%, 9/1/2012	10,479,500
	TOTAL	25,941,662
	Missouri – 0.1%
4,000,000	Kirkwood, MO IDA, Tax-Exempt Mandatory Paydown Securities-50 (Series 2010C-3), 6.50% (Aberdeen Heights Project), 5/15/2015	4,005,400
Annual Shareholder Report

Principal Amount		Value
	Nebraska – 0.1%
$1,170,000	Nebraska Public Power District, General Revenue Bonds (Series 2008B), 5.00%, 1/1/2012	1,184,216
1,750,000	Omaha, NE, UT GO Bonds, 4.00%, 10/15/2011	1,752,783
	TOTAL	2,936,999
	Nevada – 0.2%
1,500,000	Clark County, NV Airport System, Passenger Facility Charge Refunding Revenue Bonds (Series 2010F-1), 3.00%, 7/1/2012	1,524,375
1,750,000	Clark County, NV Airport System, Passenger Facility Charge Refunding Revenue Bonds (Series 2010F-1), 4.00%, 7/1/2013	1,833,143
2,350,000	Clark County, NV, IDRB (Series 2003C), 5.45% TOBs (Southwest Gas Corp.), Mandatory Tender 3/1/2013	2,478,381
	TOTAL	5,835,899
	New Hampshire – 0.2%
5,000,000	New Hampshire Business Finance Authority, PCR Refunding Bonds (Series 2010A), 4.50% TOBs (United Illuminating Co.), Mandatory Tender 7/1/2015	5,363,350
	New Jersey – 3.4%
1,500,000	Atlantic County Utilities Authority, NJ, Sewer Revenue Refunding Bonds (Series 2009), 5.00% (Assured Guaranty Corp. INS), 1/15/2012	1,519,725
4,625,000	Gloucester County, NJ Improvement Authority, Resource Recovery Revenue Refunding Bonds (Series 1999A), 2.625% TOBs (Waste Management, Inc.), Mandatory Tender 12/3/2012	4,698,353
1,000,000	Gloucester County, NJ Improvement Authority, Resource Recovery Revenue Refunding Bonds (Series 1999A), 3.375% TOBs (Waste Management, Inc.), Mandatory Tender 12/3/2012	1,024,220
1,164,000	Millstone Township, NJ, 2.25% BANs, 2/28/2012	1,169,075
3,082,078	Millstone Township, NJ, 2.25% BANs, 9/26/2012	3,099,368
6,854,654	Millstone Township, NJ, 2.50% BANs, 3/15/2012	6,889,476
15,800,000	New Jersey EDA, Exempt Facility Revenue Refunding Bonds (Series 2010A), 1.20% TOBs (Public Service Electric & Gas Co.), Mandatory Tender 12/1/2011	15,819,118
10,000,000	New Jersey EDA, School Facilities Construction Revenue Refunding Bonds (Series E), 1.86% (New Jersey State), 2/1/2016	10,083,000
16,870,000	Newark, NJ, (Series 2011A), 3.70% TANs, 2/8/2012	16,905,427
5,985,000	Plainfield, NJ, 1.75% BANs, 9/12/2012	6,017,199
4,309,131	Roselle, NJ, 2.25% BANs, 3/16/2012	4,328,264
16,500,000	Salem County, NJ PCFA, PCR Refunding Bonds (Series 2003B-1), 0.95% TOBs (Public Service Electric & Gas Co.), Mandatory Tender 11/1/2011	16,503,960
16,500,000	Salem County, NJ PCFA, PCR Refunding Bonds (Series 2003B-2), 0.95% TOBs (Public Service Electric & Gas Co.), Mandatory Tender 11/1/2011	16,503,960
	TOTAL	104,561,145
Annual Shareholder Report

Principal Amount			Value
		New Mexico – 0.2%
$3,000,000		Farmington, NM, PCRBs (Series 1994C), 2.875% TOBs (Arizona Public Service Co.), Mandatory Tender 10/10/2013	3,056,580
2,000,000		Farmington, NM, Refunding Revenue Bonds (Series 2002A), 4.00% TOBs (El Paso Electric Co.)/(FGIC INS), Mandatory Tender 8/1/2012	2,037,180
		TOTAL	5,093,760
		New York – 5.4%
11,355,000		Amsterdam, NY, 2.00% BANs, 8/9/2012	11,440,390
2,000,000		Erie County, NY IDA, School Facility Revenue Bonds (Series 2009A), 5.00% (Buffalo, NY City School District), 5/1/2012	2,054,160
2,000,000		Erie County, NY IDA, School Facility Revenue Bonds (Series 2009A), 5.00% (Buffalo, NY City School District), 5/1/2013	2,136,200
1,500,000		Erie County, NY IDA, School Facility Revenue Bonds (Series 2009A), 5.00% (Buffalo, NY City School District), 5/1/2014	1,654,575
5,000,000		Hamburg, NY CSD, (Series2011A), 1.25% BANs, 6/15/2012	5,020,850
10,000,000	[2]	Metropolitan Transportation Authority, NY, Dedicated Tax Fund Refunding Bonds (Series 2008B-3c) (Floating Rate Tender Notes), 0.84% TOBs (MTA Dedicated Tax Fund), Mandatory Tender 11/1/2014	10,000,400
5,830,000		Metropolitan Transportation Authority, NY, Dedicated Tax Fund Refunding Bonds (Series 2011A), 4.00% (MTA Dedicated Tax Fund), 11/15/2014	6,384,491
20,000,000		Nassau County, NY, 2.00% TANs, 10/15/2011	20,008,600
1,500,000		Nassau County, NY, Refunding UT GO Bonds (Series 2009E), 4.00%, 6/1/2012	1,533,630
5,000,000		New York City, NY, (Series C-4) ARS (Assured Guaranty Corp. INS), 0.600%, 10/7/2011	5,000,000
5,000,000		New York City, NY, UT GO Bonds (Series 2009H-1), 5.00%, 3/1/2013	5,320,050
6,355,000		New York State Dormitory Authority, Revenue Bonds (Series 2009C), 4.00% (School District Financing Program), 10/1/2011	6,355,636
13,275,000		New York State Dormitory Authority, Revenue Bonds (Series 2011A), 5.00% (School District Financing Program), 10/1/2015	15,046,947
10,000,000		New York State Dormitory Authority, Third General Resolution Revenue Bonds (Series 2002B), 5.25% TOBs (State University of New York) Mandatory Tender 5/15/2012	10,288,000
5,000,000		New York State Environmental Facilities Corp., Solid Waste Disposal Revenue Bonds (Series 2004A), 4.45% TOBs (Waste Management, Inc.), Mandatory Tender 1/2/2013	5,057,550
4,175,000		New York State Thruway Authority, Revenue Bonds (Series 2011A), 4.00% (New York State Personal Income Tax Revenue Bond Fund), 3/15/2014	4,519,187
5,000,000		New York State Thruway Authority, Revenue Bonds (Series 2011A), 5.00% (New York State Personal Income Tax Revenue Bond Fund), 3/15/2015	5,721,500
20,000,000		New York State Urban Development Corp., Service Contract Revenue Refunding Bonds (Series 2010B), 5.00%, 1/1/2013	21,122,400
Annual Shareholder Report

Principal Amount		Value
$10,000,000	New York State, Refunding UT GO Bonds (Series 2011C), 5.00%, 9/1/2014	11,288,800
11,092,530	Newburgh, NY, (Series 2010C), 5.25% BANs, 11/30/2011	11,116,490
2,000,000	Triborough Bridge & Tunnel Authority, NY, General Revenue Bonds (Series 2008C), 4.00%, 11/15/2011	2,009,460
	TOTAL	163,079,316
	North Carolina – 0.5%
500,000	New Hanover County, NC, GO Refunding Bonds (Series 2009A), 3.00%, 12/1/2011	502,395
2,000,000	New Hanover County, NC, GO Refunding Bonds (Series 2009A), 5.00%, 12/1/2012	2,110,300
1,000,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Series 2009A), 5.00%, 1/1/2012	1,011,400
1,200,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Series 2009A), 5.00%, 1/1/2013	1,262,064
2,855,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Series 2010A), 5.00%, 1/1/2015	3,182,583
2,000,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, 5.00% (Assured Guaranty Corp. INS), 1/1/2013	2,103,180
1,000,000	North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds (Series 2010), 5.00% (North Carolina Baptist), 6/1/2013	1,072,620
2,000,000	North Carolina State, Refunding UT GO Bonds (Series 2003E), 5.00%, 2/1/2012	2,032,300
2,000,000	North Carolina State, UT GO Refunding Bonds (Series E), 5.00%, 2/1/2013	2,124,820
	TOTAL	15,401,662
	Ohio – 3.5%
1,000,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A-1), 5.00%, 6/1/2012	1,017,870
5,000,000	Cleveland, OH Public Power System, Revenue Refunding Bonds (Series 2010), 5.00%, 11/15/2014	5,516,750
2,020,000	Lucas County, OH, Adjustable Rate Demand Health Care Facilities Revenue Bonds (Series 2002), 3.00% TOBs (Franciscan Care Center)/(JPMorgan Chase Bank, N.A. LOC) Optional Tender 3/1/2014	2,024,565
8,000,000	Ohio State Air Quality Development Authority, Air Quality Revenue Refunding Bonds (Series 2009A), 3.875% TOBs (Columbus Southern Power Company), Mandatory Tender 6/1/2014	8,425,920
25,890,000	Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2006A), 2.25% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 6/3/2013	26,266,182
12,150,000	Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2009-D), 4.75% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 8/1/2012	12,502,229
Annual Shareholder Report

Principal Amount		Value
$2,900,000	Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2008B), 3.00% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 4/2/2012	2,925,868
3,000,000	Ohio State Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds (Series 2009), 5.00% (Oberlin College), 10/1/2014	3,373,110
13,000,000	Ohio State Higher Educational Facility Commission, Revenue Bonds (Series 2011B), 1.46% (University of Dayton), 7/1/2016	13,017,420
4,000,000	Ohio State Water Development Authority, Revenue Bonds, 1.75% TOBs (Waste Management, Inc.), Mandatory Tender 6/1/2013	4,028,280
1,200,000	Ohio State, Hospital Revenue Bonds (Series 2008A), 4.00% (Cleveland Clinic), 1/1/2012	1,211,424
1,750,000	Ohio State, Hospital Revenue Bonds (Series 2008A), 4.00% (Cleveland Clinic), 1/1/2013	1,820,770
5,500,000	Ohio Waste Development Authority Solid Waste, 0.79% TOBs (Republic Services, Inc.), Mandatory Tender 12/1/2011	5,499,945
5,500,000	Ohio Water Development Authority, PCR Refunding Bonds (Series 2008B), 3.00% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 4/2/2012	5,532,615
3,000,000	Ohio Water Development Authority, Solid Waste Revenue Bonds (Series 2004), 2.625% TOBs (Waste Management, Inc.), Mandatory Tender 1/2/2013	3,038,400
9,600,000	Toledo, OH, 1.75% BANs, 10/27/2011	9,604,704
	TOTAL	105,806,052
	Oklahoma – 1.0%
3,825,000	Oklahoma County, OK Finance Authority, Educational Facilities Lease Revenue Bonds (Series 2010), 3.50% (Putnam City Public Schools), 3/1/2012	3,870,441
1,000,000	Oklahoma County, OK Finance Authority, Educational Facilities Lease Revenue Bonds (Series 2010), 4.00% (Putnam City Public Schools), 3/1/2013	1,039,670
2,750,000	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds (Series 2004A), 2.25% TOBs (Waste Management, Inc.), Mandatory Tender 6/2/2014	2,784,980
18,905,000	Oklahoma State Municipal Power Authority, Power Supply System Revenue Refunding Bonds (Series 2005A), 0.91%, 1/1/2023	18,685,891
3,315,000	Tulsa County, OK Industrial Authority, Educational Facilities Lease Revenue Bonds (Series 2011), 4.00% (Broken Arrow Public Schools), 9/1/2015	3,636,323
	TOTAL	30,017,305
	Pennsylvania – 5.1%
13,200,000	Allegheny County, PA HDA, Adjustable Rate Hospital Revenue Bonds (Series 2010F), 1.21% (UPMC Health System), 5/15/2038	13,201,848
Annual Shareholder Report

Principal Amount		Value
$5,000,000	Allegheny County, PA HDA, Revenue Bonds (Series 2010A), 4.00% (UPMC Health System), 5/15/2012	5,118,300
10,000,000	Allegheny County, PA HDA, Revenue Bonds (Series 2010A), 5.00% (UPMC Health System), 5/15/2013	10,676,600
4,125,000	Allegheny County, PA HDA, Revenue Bonds (Series 2010A), 5.00% (UPMC Health System), 5/15/2015	4,648,504
2,180,000	Allegheny County, PA, GO Bonds (Series C-63), 3.00%, 11/1/2011	2,184,382
6,970,000	Allegheny County, PA, GO Bonds (Series C-63), 5.00%, 11/1/2012	7,277,795
7,000,000	Beaver County, PA IDA, PCR Refunding Bonds (Series 2008B), 3.00% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 4/2/2012	7,053,760
10,900,000	Bucks County, PA IDA, Solid Waste Revenue Bonds, 4.90% TOBs (Waste Management, Inc.), Mandatory Tender 2/1/2013	11,104,702
5,000,000	Pennsylvania EDFA, (Series 2010A), 1.149% TOBs (Republic Services, Inc.), Mandatory Tender 10/3/2011	4,999,850
3,500,000	Pennsylvania EDFA, (Series B), 1.10% TOBs (Republic Services, Inc.), Mandatory Tender 10/3/2011	3,500,000
3,000,000	Pennsylvania EDFA, Exempt Facilities Revenue Refunding Bonds (Series 2009A), 3.00% TOBs (PPL Energy Supply, LLC), Mandatory Tender 9/1/2015	3,056,760
8,350,000	Pennsylvania EDFA, Exempt Facilities Revenue Refunding Bonds (Series 2009A), 5.00% TOBs (Exelon Generation Co. LLC), Mandatory Tender 6/1/2012	8,574,782
1,500,000	Pennsylvania EDFA, Exempt Facilities Revenue Refunding Bonds (Series 2009B), 3.00% TOBs (PPL Energy Supply, LLC), Mandatory Tender 9/1/2015	1,538,550
3,515,000	Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds (Series 2004A), 2.625% TOBs (Waste Management, Inc.), Mandatory Tender 5/2/2014	3,595,986
3,035,000	Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds (Series 2006), 2.75% (Waste Management, Inc.), 9/1/2013	3,097,794
19,955,000	Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds, 2.625% TOBs (Waste Management, Inc.), Mandatory Tender 12/3/2012	20,271,486
1,000,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2008B), 5.00% (University of Pennsylvania Health System), 8/15/2013	1,076,830
3,000,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2010E), 3.50% (UPMC Health System), 5/15/2012	3,060,090
7,905,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2010E), 3.50% (UPMC Health System), 5/15/2013	8,248,867
12,070,000	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (Series 2009C), 1.21%, 12/1/2014	12,202,408
2,090,000	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (Series 2011B), 0.67%, 6/1/2013	2,086,865
Annual Shareholder Report

Principal Amount			Value
$5,000,000		Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (Series 2011B), 0.77%, 6/1/2014	5,000,550
12,680,000		Philadelphia, PA Gas Works, 1998 General Ordinance (Tenth Series), 3.00%, 7/1/2012	12,852,321
2,255,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds, 0.868% (Guthrie Healthcare System, PA), 12/1/2017	2,114,942
		TOTAL	156,543,972
		Rhode Island – 0.9%
1,535,000		Rhode Island State, GO Bonds (Series 2011A), 2.00%, 8/1/2013	1,571,057
2,710,000		Rhode Island State, GO Bonds (Series 2011A), 5.00%, 8/1/2014	3,027,693
4,585,000		Rhode Island State, GO Bonds (Series 2011A), 5.00%, 8/1/2015	5,260,416
6,970,000		Rhode Island State, GO Bonds (Series 2011B), 4.00%, 8/1/2013	7,387,503
4,460,000		Rhode Island State, GO Bonds (Series 2011B), 5.00%, 8/1/2014	4,982,846
4,700,000		Rhode Island State, GO Bonds (Series 2011B), 5.00%, 8/1/2015	5,392,357
		TOTAL	27,621,872
		South Carolina – 0.4%
5,950,000	[2]	South Carolina Jobs-EDA, Hospital Revenue Bonds (Floating Rate Notes), 0.91% TOBs (Palmetto Health Alliance), Mandatory Tender 8/1/2013	5,854,443
5,285,000		South Carolina State Public Service Authority (Santee Cooper), Refunding Revenue Obligations (Series 2009A), 5.00%, 1/1/2012	5,349,054
		TOTAL	11,203,497
		Tennessee – 0.3%
4,500,000		Lewisburg, TN IDB, Solid Waste Disposal Revenue Bonds (Series 2006), 2.50% (Waste Management, Inc.), 7/1/2012	4,523,400
62,520	[3]	Sumner County, TN Health, Educational & Housing Facilities Board, Hospital Revenue & Refunding Improvement Bonds (Series 2007A), 5.25% (Sumner Regional Health System, Inc.), 11/1/2011	4,647
57,518	[3]	Sumner County, TN Health, Educational & Housing Facilities Board, Hospital Revenue & Refunding Improvement Bonds (Series 2007A), 5.25% (Sumner Regional Health Systems, Inc.), 11/1/2012	4,275
125,040	[3]	Sumner County, TN Health, Educational & Housing Facilities Board, Hospital Revenue & Refunding Improvement Bonds (Series 2007A), 5.25% (Sumner Regional Health Systems, Inc.), 11/1/2013	9,294
5,585,000		Tennessee State, GO Bonds (Series 2009A), 4.00%, 5/1/2012	5,707,702
		TOTAL	10,249,318
		Texas – 3.2%
1,500,000		Austin, TX, Water and Wastewater System Revenue Refunding Bonds (Series 2008A), 3.00%, 11/15/2011	1,505,250
2,000,000		Dallas-Fort Worth, TX International Airport, Joint Revenue Refunding Bonds (Series 2009A), 4.00%, 11/1/2011	2,006,300
Annual Shareholder Report

Principal Amount		Value
$2,000,000	Dallas-Fort Worth, TX International Airport, Joint Revenue Refunding Bonds (Series 2009A), 4.00%, 11/1/2012	2,073,080
1,540,000	Grapevine, TX, Combination Tax & Tax Increment Reinvestment Zone Number One Revenue Refunding Bonds (Series 2009A), 4.25%, 2/15/2012	1,562,946
4,345,000	Grapevine, TX, Refunding LT GO Bonds (Series 2009), 5.00%, 2/15/2012	4,421,950
3,950,000	Gulf Coast, TX Waste Disposal Authority, Environmental Facilities Revenue Bonds (Series 2007), 2.30% TOBs (BP PLC), Mandatory Tender 9/3/2013	4,021,061
1,000,000	Gulf Coast, TX Waste Disposal Authority, Solid Waste Disposal Revenue Bonds (Series 2003D), 4.55% (Waste Management, Inc.), 4/1/2012	1,007,630
2,300,000	Harris County, TX Cultural Education Facilities Finance Corp., Revenue Bonds (Series 2008B), 5.25% (Methodist Hospital, Harris County, TX), 12/1/2012	2,428,432
3,375,000	Harris County, TX HFDC, (Series A-3) ARS (Christus Health System)/(Assured Guaranty Municipal Corp. INS), 0.710%, 10/6/2011	3,375,000
4,600,000	Harris County, TX HFDC, (Series A-4) ARS (Christus Health System)/(Assured Guaranty Municipal Corp. INS), 0.635%, 10/6/2011	4,600,000
1,770,000	Harris County, TX Metropolitan Transit Authority, Sales & Tax Contractual Obligations (Series 2011B), 4.00%, 11/1/2014	1,944,363
3,655,000	Harris County, TX Metropolitan Transit Authority, Sales & Tax Contractual Obligations (Series 2011B), 4.00%, 11/1/2015	4,096,487
750,000	Harris County, TX, Permanent Improvement Refunding LT GO Bonds (Series 2008B), 5.00% (United States Treasury PRF), 10/1/2011	750,098
500,000	Harris County, TX, Permanent Improvement Refunding LT GO Bonds (Series 2008B), 5.00%, 10/1/2011	500,065
1,500,000	Houston, TX Hotel Occupancy Tax, Hotel Occupancy Tax & Special Revenue Refunding Bonds (Series 2011A), 5.00%, 9/1/2013	1,614,255
2,000,000	Houston, TX Hotel Occupancy Tax, Hotel Occupancy Tax & Special Revenue Refunding Bonds (Series 2011A), 5.00%, 9/1/2014	2,208,080
2,795,000	Houston, TX Hotel Occupancy Tax, Hotel Occupancy Tax & Special Revenue Refunding Bonds (Series 2011A), 5.00%, 9/1/2015	3,135,012
1,400,000	Houston, TX Hotel Occupancy Tax, Hotel Occupancy Tax & Special Revenue Refunding Bonds (Series 2011B), 5.00%, 9/1/2013	1,506,638
1,340,000	Houston, TX Hotel Occupancy Tax, Hotel Occupancy Tax & Special Revenue Refunding Bonds (Series 2011B), 5.00%, 9/1/2014	1,479,414
2,600,000	Houston, TX Hotel Occupancy Tax, Hotel Occupancy Tax & Special Revenue Refunding Bonds (Series 2011B), 5.00%, 9/1/2015	2,916,290
330,000	Lubbock, TX HFDC, Refunding Revenue Bonds (Series 2008B), 5.00% (St. Joseph Health System), 7/1/2013	352,334
500,000	Lubbock, TX HFDC, Refunding Revenue Bonds (Series 2008B), 5.00% (St. Joseph Health System), 7/1/2014	548,430
Annual Shareholder Report

Principal Amount		Value
$1,085,000	Lubbock, TX HFDC, Refunding Revenue Bonds (Series 2008B), 5.00% (St. Joseph Health System), 7/1/2015	1,210,838
6,655,000	Lubbock, TX HFDC, Variable Rate Refunding Revenue Bonds (Series 2008A), 3.05% TOBs (St. Joseph Health System) Mandatory Tender 10/16/2012	6,781,844
5,000,000	Mission, TX EDC, Revenue Bonds, 1.149% TOBs (Republic Services, Inc.), Mandatory Tender 10/3/2011	4,999,850
1,000,000	San Antonio, TX Water System, Junior Lien Revenue Refunding Bonds (Series 2010), 3.00%, 5/15/2012	1,016,930
5,000,000	Texas State Public Finance Authority, Refunding UT GO Bonds (Series 2009A), 4.00% (Texas State), 10/1/2011	5,000,550
6,415,000	Texas State Public Finance Authority, Refunding UT GO Bonds (Series 2009A), 5.00% (Texas State), 10/1/2012	6,718,301
7,150,000	Texas State Public Finance Authority, UT GO Refunding Bonds (Series 2010A), 5.00% (Texas State), 10/1/2013	7,802,438
14,060,000	Texas State Public Finance Authority, UT GO Refunding Bonds (Series 2010B), 5.00% (Texas State), 10/1/2013	15,342,975
	TOTAL	96,926,841
	Utah – 0.8%
3,300,000	Box Elder County, UT, PCRBs (Series 1984), 1.90% TOBs (Nucor Corp.), Optional Tender 10/1/2011	3,313,827
3,000,000	Intermountain Power Agency, UT, Subordinated Supply Revenue Refunding Bonds (Series 2009A), 5.00%, 7/1/2012	3,105,360
1,400,000	Riverton, UT Hospital Revenue Authority, Hospital Revenue Bonds (Series 2009), 5.00% (IHC Health Services, Inc.), 8/15/2013	1,514,254
5,320,000	Utah State, GO Bonds (Series 2009C), 3.00%, 7/1/2012	5,431,188
10,600,000	Utah State, UT GO Bonds (Series 2003A), 5.00%, 7/1/2012	10,980,858
	TOTAL	24,345,487
	Virginia – 1.6%
2,100,000	Caroline County, VA IDA, Public Facility Lease Revenue Bond Anticipation Notes (Series 2011), 4.00%, 8/1/2016	2,125,494
2,540,000	Fairfax County, VA Sewer Revenue, Revenue Bonds (Series 2009), 5.00%, 7/15/2012	2,635,504
4,275,000	Hopewell, VA, Sewer System Revenue Bonds (Series 2009), 4.00%, 11/15/2012	4,293,639
3,000,000	Louisa, VA IDA, PCR Refunding Bonds (Series 2008C), 5.00% TOBs (Virginia Electric & Power Co.), Mandatory Tender 12/1/2011	3,021,090
5,000,000	Louisa, VA IDA, Solid Waste & Sewage Disposal Revenue Bonds (Series 2000A), 1.375% TOBs (Virginia Electric & Power Co.), Mandatory Tender 4/1/2014	5,137,900
4,935,000	Norfolk, VA, GO BAN (Series 2011A), 3.00%, 1/1/2014	5,031,331
1,650,000	Virginia College Building Authority, Educational Facilities Revenue Bonds (Series 2009A), 5.00%, 2/1/2012	1,676,615
Annual Shareholder Report

Principal Amount			Value
$14,000,000		Virginia Peninsula Port Authority, Revenue Refunding Bonds (Series 2003), 2.375% TOBs (Dominion Terminal Associates)/(Dominion Resources, Inc. GTD), Mandatory Tender 10/1/2016	14,000,000
2,825,000		Virginia State Public Building Authority, Public Facilities Revenue Bonds (Series 2006B), 5.00%, 8/1/2012	2,937,294
3,000,000		Virginia State Public School Authority, School Financing Bonds (Series 2009C), 4.00%, 8/1/2012	3,094,200
3,570,000		York County, VA EDA, PCR Refunding Bonds (Series 2009A), 4.05% TOBs (Virginia Electric & Power Co.), Mandatory Tender 5/1/2014	3,799,765
		TOTAL	47,752,832
		Washington – 1.3%
2,165,000		Chelan County, WA Public Utility District No. 1, Consolidated System Subordinate Revenue Notes (Series 2008A), 5.00%, 7/1/2013	2,332,809
2,155,000		Clark County, WA Public Utility District No. 001, Electric System Revenue & Refunding Bonds (Series 2009), 5.00%, 1/1/2012	2,180,386
12,500,000		Port of Bellingham, WA Industrial Development Corp., Revenue Refunding Bonds (Series 2003A), 5.00% (BP PLC), 1/1/2016	14,064,625
5,000,000	[4,5]	Washington State EDFA, Solid Waste Disposal Revenue Bonds (Series 2005D), 2.00% TOBs (Waste Management, Inc.), Mandatory Tender 9/2/2014	5,021,050
7,500,000	[4,5]	Washington State EDFA, Solid Waste Disposal Revenue Bonds (Series 2008), 2.00% TOBs (Waste Management, Inc.), Mandatory Tender 9/2/2014	7,531,575
9,335,000		Washington State, Motor Vehicle Fuel Tax GO Bonds (Series 2010B), 5.00%, 8/1/2012	9,704,573
		TOTAL	40,835,018
		West Virginia – 1.9%
8,500,000		Mason County, WV, PCRBs (Series L), 2.00% TOBs (Appalachian Power Co.), Mandatory Tender 10/1/2022	8,502,465
5,000,000		West Virginia EDA, PCR Refunding Bonds (Series 2008D), 4.85% TOBs (Appalachian Power Co.), Mandatory Tender 9/4/2013	5,290,950
10,000,000		West Virginia EDA, Solid Waste Disposal Facilities Revenue Bonds (Series 2010A), 3.125% TOBs (Ohio Power Co.), Mandatory Tender 4/1/2015	10,303,400
9,000,000		West Virginia EDA, Solid Waste Disposal Facilities Revenue Bonds Series (2011A), 2.00% TOBs (Appalachian Power Co.), Mandatory Tender 8/1/2012	9,077,130
1,000,000		West Virginia University Board of Governors, University Improvement Revenue Bonds (Series 2011B), 3.00% (West Virginia University), 10/1/2012	1,025,250
845,000		West Virginia University Board of Governors, University Improvement Revenue Bonds (Series 2011B), 4.00% (West Virginia University), 10/1/2013	900,009
Annual Shareholder Report

Principal Amount		Value
$375,000	West Virginia University Board of Governors, University Improvement Revenue Bonds (Series 2011B), 4.00% (West Virginia University), 10/1/2015	415,807
800,000	West Virginia University Board of Governors, University Improvement Revenue Bonds (Series 2011B), 5.00% (West Virginia University), 10/1/2014	894,856
700,000	West Virginia University Board of Governors, University Improvement Revenue Bonds (Series 2011B), 5.00% (West Virginia University), 10/1/2015	803,446
21,225,000	West Virginia University Board of Governors, University Improvement Variable Rate Revenue Bonds (Series 2011C), 0.86% TOBs (West Virginia University), Mandatory Tender 10/1/2014	21,230,094
	TOTAL	58,443,407
	Wisconsin – 0.9%
12,000,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Series 2009B), 4.75% TOBs (Aurora Health Care, Inc.), Mandatory Tender 8/15/2014	13,013,640
500,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Series 2011A), 2.50% (Gundersen Lutheran), 10/15/2013	511,050
760,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Series 2011A), 5.00% (Gundersen Lutheran), 10/15/2014	832,398
4,000,000	Wisconsin State Petroleum Inspection Fee, Revenue Refunding Bonds (2009 Series 1), 5.00%, 7/1/2013	4,308,560
2,000,000	Wisconsin State Transportation, Revenue Bonds (Series 2009A), 3.50%, 7/1/2013	2,109,260
2,420,000	Wisconsin State Transportation, Revenue Bonds (Series 2009A), 3.50%, 7/1/2014	2,614,762
750,000	Wisconsin State Transportation, Revenue Bonds (Series 2009A), 4.00%, 7/1/2012	771,135
3,500,000	Wisconsin State, GO Refunding Bonds (Series 2011-1), 5.00%, 5/1/2014	3,895,535
	TOTAL	28,056,340
	Wyoming – 0.1%
4,200,000	Albany County, WY, PCRBs (Series 1985), 2.25% TOBs (Union Pacific Railroad Co.)/(Union Pacific Corp. GTD), Optional Tender 12/1/2011	4,200,420
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $2,029,857,061)	2,049,812,199
	SHORT-TERM MUNICIPALS – 33.5%[6]
	Alabama – 1.9%
6,115,000	Gulf Shores, AL Medical Clinic Board, (Series 2007) Weekly VRDNs (Colonial Pinnacle MOB, LLC)/(Regions Bank, Alabama LOC), 1.020%, 10/6/2011	6,115,000
Annual Shareholder Report

Principal Amount		Value
$1,165,000	Marshall County, AL, Special Obligation School Refunding Warrant (Series 1994) Weekly VRDNs (Marshall County, AL Board of Education)/(Regions Bank, Alabama LOC), 1.320%, 10/6/2011	1,165,000
50,000,000	Southeast Alabama Gas District, (Series 2007A) Daily VRDNs (Southeast Alabama Gas Acquisition LLC)/(Societe Generale, Paris LIQ), 4.350%, 10/3/2011	50,000,000
	TOTAL	57,280,000
	Arkansas – 0.5%
7,530,000	Pulaski County, AR Public Facilities Board, (Series 2002: Waterford and Bowman Heights Apartments) Weekly VRDNs (Bailey Properties, LLC)/(Regions Bank, Alabama LOC), 1.520%, 10/6/2011	7,530,000
6,400,000	Pulaski County, AR Public Facilities Board, (Series 2005: Markham Oaks and Indian Hills Apartments) Weekly VRDNs (Bailey Properties, LLC)/(Regions Bank, Alabama LOC), 1.520%, 10/6/2011	6,400,000
	TOTAL	13,930,000
	California – 2.7%
11,215,000	California State, GO Tax Exempt Notes, 0.40% CP (CALPERS, CALSTRS, Credit Agricole Corporate and Investment Bank, Landesbank Hessen-Thuringen, Royal Bank of Canada, Montreal and Wells Fargo Bank, N.A. LOCs), Mandatory Tender 10/6/2011	11,215,224
37,400,000	Poway, CA USD Public Financing Authority, (Series 2007) Weekly VRDNs (Poway, CA USD)/(Assured Guaranty Municipal Corp. INS)/(Dexia Credit Local LIQ), 3.750%, 10/6/2011	37,400,000
33,965,000	Stockton, CA Public Financing Authority, Building Acquisition Financing (Series 2007A) Weekly VRDNs (Stockton, CA)/(Assured Guaranty Corp. INS)/(Dexia Credit Local LIQ), 3.750%, 10/6/2011	33,965,000
	TOTAL	82,580,224
	District of Columbia – 0.8%
15,400,000	District of Columbia Revenue, (Series 2005) Weekly VRDNs (Georgetown Day School)/(SunTrust Bank LOC), 0.370%, 10/5/2011	15,400,000
10,000,000	District of Columbia Revenue, (Series 2009) Weekly VRDNs (American Society of Hematology, Inc.)/(SunTrust Bank LOC), 0.370%, 10/5/2011	10,000,000
	TOTAL	25,400,000
	Florida – 2.4%
22,135,000	Lakeland, FL, (Series 1999) Weekly VRDNs (Florida Southern College)/(SunTrust Bank LOC), 0.370%, 10/5/2011	22,135,000
9,925,000	Miami, FL Health Facilities Authority, (Series 2005) Weekly VRDNs (Miami Jewish Home and Hospital for the Aged, Inc.)/(SunTrust Bank LOC), 0.370%, 10/5/2011	9,925,000
28,975,000	New College of Florida Development Corp., (Series 2006) Weekly VRDNs (SunTrust Bank LOC), 0.370%, 10/5/2011	28,975,000
3,250,000	Orange County, FL IDA, (Series 2000) Weekly VRDNs (Central Florida Kidney Centers, Inc.)/(SunTrust Bank LOC), 0.370%, 10/5/2011	3,250,000
Annual Shareholder Report

Principal Amount			Value
$2,250,000		Orange County, FL IDA, (Series 2004) Weekly VRDNs (UCF Hospitality School Student Housing Foundation)/(SunTrust Bank LOC), 0.370%, 10/5/2011	2,250,000
2,350,000		Orange County, FL IDA, (Series 2007) Daily VRDNs (Catholic Charities of Central Florida, Inc. and Diocese of Orlando)/(SunTrust Bank LOC), 0.260%, 10/3/2011	2,350,000
2,840,000		Pinellas County, FL Health Facility Authority, (Series 2004) Daily VRDNs (Bayfront Obligated Group)/(SunTrust Bank LOC), 0.260%, 10/3/2011	2,840,000
		TOTAL	71,725,000
		Georgia – 3.5%
14,600,000		Albany-Dougherty County, GA Hospital Authority, (Series 2008B) Daily VRDNs (Phoebe Putney Memorial Hospital)/(Regions Bank, Alabama LOC), 0.920%, 10/3/2011	14,600,000
15,500,000		Bartow County, GA Development Authority, (First Series 1997) Daily VRDNs (Georgia Power Co.), 0.250%, 10/3/2011	15,500,000
1,000,000		Cherokee County, GA Development Authority, (Series 2008) Weekly VRDNs (Goodwill of North Georgia, Inc.)/(SunTrust Bank LOC), 0.370%, 10/5/2011	1,000,000
12,935,000		Clayton County, GA Housing Authority, (Series 2000: Villages at Lake Ridge Apartments) Weekly VRDNs (Timber Mills Partners LP)/(Regions Bank, Alabama LOC), 1.470%, 10/6/2011	12,935,000
7,970,000		Clayton County, GA Housing Authority, (Series 2004: Ashton Walk Apartments) Weekly VRDNs (Ashton Forest Park LP)/(Regions Bank, Alabama LOC), 1.520%, 10/6/2011	7,970,000
10,950,000		Clayton County, GA Housing Authority, (Series 2006) Weekly VRDNs (Provence Place Apartments)/(Regions Bank, Alabama LOC), 1.470%, 10/6/2011	10,950,000
15,760,000		DeKalb County, GA MFH Authority, (Series 2001) Weekly VRDNs (Signature Station Apartments)/(Regions Bank, Alabama LOC), 1.420%, 10/6/2011	15,760,000
15,960,000	[4,5]	Metropolitan Atlanta Rapid Transit Authority, GA, P-FLOATS (Series PT-4042) Weekly VRDNs (Dexia Credit Local LIQ)/(Dexia Credit Local LOC), 2.360%, 10/6/2011	15,960,000
12,900,000		Walker, Dade & Catoosa Counties, GA Hospital Authority, (Series 2008) Weekly VRDNs (Hutcheson Medical Center, Inc.)/(Regions Bank, Alabama LOC), 1.020%, 10/6/2011	12,900,000
		TOTAL	107,575,000
		Illinois – 0.3%
10,870,000		Illinois Finance Authority, (Series 2007A) Weekly VRDNs (McKinley Foundation)/(Key Bank, N.A. LOC), 0.600%, 10/6/2011	10,870,000
Annual Shareholder Report

Principal Amount			Value
		Kentucky – 0.5%
$16,500,000		Allen County, KY, (Series 2005) Weekly VRDNs (Project C.A.M.P.)/(SunTrust Bank LOC), 0.370%, 10/5/2011	16,500,000
		Louisiana – 1.0%
9,350,000		Louisiana Public Facilities Authority Weekly VRDNs (Grigsby Properties, LLC)/(Regions Bank, Alabama LOC), 1.020%, 10/6/2011	9,350,000
19,900,000		St. Tammany Parish Development District, LA, (Series 2008A) Weekly VRDNs (Slidell Development Company, LLC)/(Regions Bank, Alabama LOC), 1.020%, 10/6/2011	19,900,000
		TOTAL	29,250,000
		Maryland – 0.4%
11,750,000		Montgomery County, MD EDA, (Series 2004) Weekly VRDNs (Sandy Spring Friends School, Inc.)/(SunTrust Bank LOC), 0.370%, 10/5/2011	11,750,000
		Massachusetts – 1.7%
14,920,000	[4,5]	Commonwealth of Massachusetts, DCL Floater Certificates (Series 2008-042) Daily VRDNs (Dexia Credit Local LIQ), 1.750%, 10/6/2011	14,920,000
40,000,000		Massachusetts IFA, (Series 1992B), 0.60% CP (New England Power Co.), Mandatory Tender 10/20/2011	40,008,400
		TOTAL	54,928,400
		Michigan – 1.2%
27,700,000	[4,5]	Detroit, MI City School District, DCL Floater Certificates (Series 2008-045) Weekly VRDNs (Q-SBLF GTD)/(Dexia Credit Local LIQ), 2.000%, 10/6/2011	27,700,000
7,620,000		Iron County, MI EDC, (Series 2008) Weekly VRDNs (Pine River Hardwoods, LLC)/(BMO Harris Bank, N.A. LOC), 0.720%, 10/6/2011	7,620,000
		TOTAL	35,320,000
		Mississippi – 0.8%
17,700,000		Mississippi Business Finance Corp., (Series 2007) Weekly VRDNs (DDR Gulfport Promenade LLC)/(Regions Bank, Alabama LOC), 1.020%, 10/6/2011	17,700,000
5,350,000		Mississippi Business Finance Corp., (Series A) Weekly VRDNs (Mississippi College)/(Regions Bank, Alabama LOC), 1.120%, 10/6/2011	5,350,000
		TOTAL	23,050,000
		New Hampshire – 0.8%
10,000,000		New Hampshire Business Finance Authority, PCRBs (1990 Series A), 0.65% CP (New England Power Co.), Mandatory Tender 10/11/2011	10,000,800
15,000,000		New Hampshire Business Finance Authority, PCRBs (1990 Series A), 0.60% CP (New England Power Co.), Mandatory Tender 11/3/2011	15,005,700
		TOTAL	25,006,500
Annual Shareholder Report

Principal Amount			Value
		New York – 3.8%
$13,500,000		New York City Housing Development Corp., Bruckner by the Bridge (Series 2008A) Weekly VRDNs (Bank of America N.A. LOC), 0.230%, 10/5/2011	13,500,000
20,715,000		New York City, NY Municipal Water Finance Authority, (Series 2001F-1) Daily VRDNs (Dexia Credit Local LIQ), 0.500%, 10/3/2011	20,715,000
25,855,000		New York City, NY, (Fiscal 2008 Subseries J-5) Daily VRDNs (Dexia Credit Local LIQ), 1.200%, 10/3/2011	25,855,000
29,350,000		New York City, NY, (Fiscal 2008 Subseries L-5) Daily VRDNs (Dexia Credit Local LIQ), 1.200%, 10/3/2011	29,350,000
26,000,000		New York State Mortgage Agency, (Series 144) Daily VRDNs (Dexia Credit Local LIQ), 2.250%, 10/3/2011	26,000,000
		TOTAL	115,420,000
		North Carolina – 0.5%
14,195,000	[4,5]	North Carolina Eastern Municipal Power Agency, P-FLOATS (Series PT-4112) Weekly VRDNs (Dexia Credit Local LIQ)/(Dexia Credit Local LOC), 2.660%, 10/6/2011	14,195,000
		Ohio – 2.9%
62,470,000		Montgomery County, OH Hospital Authority, (Series 2008A) Weekly VRDNs (Kettering Health Network Obligated Group)/(Assured Guaranty Municipal Corp. INS)/(Dexia Credit Local LIQ), 2.600%, 10/5/2011	62,470,000
25,900,000		Montgomery County, OH Hospital Authority, (Series 2008B) Weekly VRDNs (Kettering Health Network Obligated Group)/(Assured Guaranty Municipal Corp. INS)/(Dexia Credit Local LIQ), 2.600%, 10/5/2011	25,900,000
		TOTAL	88,370,000
		Pennsylvania – 1.9%
35,890,000		Bethlehem, PA Area School District, (Series 2007) Weekly VRDNs (Assured Guaranty Municipal Corp. INS)/(Dexia Credit Local LIQ), 2.750%, 10/6/2011	35,890,000
21,435,000		North Penn, PA Water Authority, (Series 2008) Weekly VRDNs, (Assured Guaranty Municipal Corp. INS)/(Dexia Credit Local LIQ), 2.60%, 10/06/2011	21,435,000
		TOTAL	57,325,000
		Puerto Rico – 1.2%
35,435,000	[4,5]	Puerto Rico Highway and Transportation Authority, DCL Floater Certificates (Series 2008-008) Weekly VRDNs (Assured Guaranty Municipal Corp. INS)/(Dexia Credit Local LIQ), 2.650%, 10/6/2011	35,435,000
		Tennessee – 0.8%
4,800,000		Dickson County, TN IDB, (Series 1997) Weekly VRDNs (Jackson Foundation)/(SunTrust Bank LOC), 0.370%, 10/5/2011	4,800,000
1,800,000		Jackson, TN IDB, (Series 1999) Weekly VRDNs (Bobrick Washroom Equipment)/(Regions Bank, Alabama LOC), 1.620%, 10/6/2011	1,800,000
Annual Shareholder Report

Principal Amount		Value
$9,400,000	McMinn County, TN IDB, (Series 2006) Weekly VRDNs (Tennessee Wesleyan College)/(Regions Bank, Alabama LOC), 1.020%, 10/6/2011	9,400,000
1,800,000	Metropolitan Nashville, TN Airport Authority, (Series 2003) Weekly VRDNs (SunTrust Bank LOC), 0.400%, 10/5/2011	1,800,000
7,500,000	Shelby County, TN Health Education & Housing Facilities Board, (Series 2007) Weekly VRDNs (St. Agnes Academy-St. Dominic School, Inc.)/(SunTrust Bank LOC), 0.370%, 10/5/2011	7,500,000
	TOTAL	25,300,000
	Texas – 1.9%
57,500,000	Oakbend, TX HFDC, (Series 2008) Daily VRDNs (Oakbend Medical Center)/(Regions Bank, Alabama LOC), 0.970%, 10/3/2011	57,500,000
	Virginia – 1.7%
18,000,000	Albemarle County, VA IDA, (Series 2007) Weekly VRDNs (Jefferson Scholars Foundation)/(SunTrust Bank LOC), 0.370%, 10/5/2011	18,000,000
1,395,000	Fairfax County, VA EDA, (Series 2001) Weekly VRDNs (The Langley School)/(SunTrust Bank LOC), 0.370%, 10/5/2011	1,395,000
21,000,000	Halifax, VA IDA, MMMs, PCR (Series 1992), 1.32% CP (Virginia Electric & Power Co.), Mandatory Tender 10/6/2011	21,000,000
8,000,000	Madison County, VA IDA, (Series 2007) Daily VRDNs (Woodberry Forest School)/(SunTrust Bank LOC), 0.260%, 10/3/2011	8,000,000
2,130,000	Virginia Biotechnology Research Partnership Authority, (Series 2006) Weekly VRDNs (Virginia Blood Services)/(SunTrust Bank LOC), 0.370%, 10/5/2011	2,130,000
	TOTAL	50,525,000
	Wisconsin – 0.3%
5,500,000	Rothschild Village, WI, (Series 2007) Weekly VRDNs (Schuette, Inc.)/(BMO Harris Bank, N.A. LOC), 0.720%, 10/6/2011	5,500,000
4,665,000	Wisconsin State HEFA, (Series 2008) Weekly VRDNs (Wisconsin Lutheran Child & Family Services, Inc.)/(BMO Harris Bank, N.A. LOC), 0.340%, 10/6/2011	4,665,000
	TOTAL	10,165,000
	TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $1,019,385,000)	1,019,400,124
	TOTAL MUNICIPAL INVESTMENTS — 100.9% (IDENTIFIED COST $3,049,242,061)[7]	3,069,212,323
	OTHER ASSETS AND LIABILITIES - NET — (0.9)%[8]	(26,567,481)
	TOTAL NET ASSETS — 100%	$3,042,644,842

Annual Shareholder Report

Securities that are subject to the federal alternative minimum tax (AMT) represent 11.5% of the portfolio as calculated based upon total market value (percentage is unaudited).

1	Non-income producing security.
2	Floating rate note with current rate shown.
3	Obligor had filed for bankruptcy. On September 3, 2010, a Notice of Sale and Initial Distribution to Bondholders was received and a portion of the bond was redeemed upon subsequent receipt of the proceeds. The market value of the remaining par was adjusted to reflect the expected value of future cash flows.
4	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At September 30, 2011, these restricted securities amounted to $120,762,625, which represented 4.0% of total net assets.
5	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At September 30, 2011, these liquid restricted securities amounted to $120,762,625, which represented 4.0% of total net assets.
6	Current rate and next reset date shown for Variable Rate Demand Notes.
7	The cost of investments for federal tax purposes amounts to $3,049,151,557.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at September 30, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of September 30, 2011, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.

Annual Shareholder Report

The following acronyms are used throughout this portfolio:

AMBAC	— American Municipal Bond Assurance Corporation
ARS	— Auction Rate Securities
BANs	— Bond Anticipation Notes
CALPERS	— California Public Employees Retirement System
CALSTRS	— California State Teachers' Retirement System
CCD	— Community College District
COL	— Collateralized
COP	— Certificate of Participation
CP	— Commercial Paper
CSD	— Central School District
EDA	— Economic Development Authority
EDC	— Economic Development Commission
EDFA	— Economic Development Finance Authority
FGIC	— Financial Guaranty Insurance Company
GO	— General Obligation
GTD	— Guaranteed
HDA	— Hospital Development Authority
HEFA	— Health and Education Facilities Authority
HFA	— Housing Finance Authority
HFDC	— Health Facility Development Corporation
IDA	— Industrial Development Authority
IDB	— Industrial Development Bond
IDRB	— Industrial Development Revenue Bond
IFA	— Industrial Finance Authority
INS	— Insured
ISD	— Independent School District
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
LT	— Limited Tax
MFH	— Multi-Family Housing
MMMs	— Money Market Municipals
P-FLOATS	— Puttable Floating Option Tax-Exempt Receipts
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PCRBs	— Pollution Control Revenue Bonds
PRF	— Prerefunded
Q-SBLF	— Qualified School Bond Loan Fund
RANs	— Revenue Anticipation Notes
TANs	— Tax Anticipation Notes
TOBs	— Tender Option Bonds
USD	— Unified School District
UT	— Unlimited Tax
VRDNs	— Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended September 30	2011	2010[1]	2009	2008	2007
Net Asset Value, Beginning of Period	$10.04	$10.02	$9.92	$10.02	$10.05
Income From Investment Operations:
Net investment income	0.10	0.06	0.21	0.33	0.33
Net realized and unrealized gain (loss) on investments	0.01	0.02	0.10	(0.11)	(0.03)
TOTAL FROM INVESTMENT OPERATIONS	0.11	0.08	0.31	0.22	0.30
Less Distributions:
Distributions from net investment income	(0.10)	(0.06)	(0.21)	(0.32)	(0.33)
Net Asset Value, End of Period	$10.05	$10.04	$10.02	$9.92	$10.02
Total Return[2]	1.06%	0.81%	3.21%	2.27%	3.01%
Ratios to Average Net Assets:
Net expenses	0.80%	0.80%	0.80%[3]	0.80%[3]	0.80%
Net investment income	0.95%	0.61%	1.77%	3.12%	3.26%
Expense waiver/reimbursement[4]	0.41%	0.42%	0.44%	0.45%	0.50%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,797,275	$1,982,542	$2,543,523	$566,536	$67,502
Portfolio turnover	92%	37%	44%	123%	52%
1	Beginning with the year ended September 30, 2010, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.80% and 0.80% for the years ended September 30, 2009 and 2008, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended September 30	2011	2010[1]	2009	2008	2007
Net Asset Value, Beginning of Period	$10.04	$10.02	$9.92	$10.02	$10.05
Income From Investment Operations:
Net investment income	0.14	0.11	0.26	0.37	0.37
Net realized and unrealized gain (loss) on investments	0.01	0.02	0.10	(0.10)	(0.03)
TOTAL FROM INVESTMENT OPERATIONS	0.15	0.13	0.36	0.27	0.34
Less Distributions:
Distributions from net investment income	(0.14)	(0.11)	(0.26)	(0.37)	(0.37)
Net Asset Value, End of Period	$10.05	$10.04	$10.02	$9.92	$10.02
Total Return[2]	1.51%	1.26%	3.67%	2.73%	3.47%
Ratios to Average Net Assets:
Net expenses	0.35%	0.35%	0.35%[3]	0.35%[3]	0.35%
Net investment income	1.40%	1.06%	2.25%	3.64%	3.71%
Expense waiver/reimbursement[4]	0.36%	0.37%	0.39%	0.40%	0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,245,370	$1,195,878	$875,235	$194,720	$144,092
Portfolio turnover	92%	37%	44%	123%	52%
1	Beginning with the year ended September 30, 2010, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.35% and 0.35% for the years ended September 30, 2009 and 2008, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

September 30, 2011

Assets:
Short-term investments in securities, at value	$1,019,400,124
Long-term investments in securities, at value	2,049,812,199
Total investments in securities, at value (identified cost $3,049,242,061)		$3,069,212,323
Cash		141,716
Receivable for shares sold		37,081,942
Income receivable		18,574,564
Receivable for investments sold		3,017,423
TOTAL ASSETS		3,128,027,968
Liabilities:
Payable for investments purchased	74,271,397
Payable for shares redeemed	9,277,496
Income distribution payable	883,538
Payable for shareholder services fee (Note 5)	371,686
Payable for distribution services fee (Note 5)	295,067
Payable for Directors'/Trustees' fees	4,054
Accrued expenses	279,888
TOTAL LIABILITIES		85,383,126
Net assets for 302,776,020 shares outstanding		$3,042,644,842
Net Assets Consist of:
Paid-in capital		$3,027,839,376
Net unrealized appreciation of investments		19,970,262
Accumulated net realized loss on investments		(5,167,641)
Undistributed net investment income		2,845
TOTAL NET ASSETS		$3,042,644,842
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,797,275,259 ÷ 178,847,485 shares outstanding), $0.001 par value, 500,000,000 shares authorized		$10.05
Offering price per share (100/98.00 of $10.05)		$10.26
Redemption proceeds per share		$10.05
Institutional Shares:
Net asset value per share ($1,245,369,583 ÷ 123,928,535 shares outstanding), $0.001 par value, 500,000,000 shares authorized		$10.05
Offering price per share		$10.05
Redemption proceeds per share		$10.05

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended September 30, 2011

Investment Income:
Interest			$51,426,922
Expenses:
Investment adviser fee (Note 5)		$17,569,092
Administrative fee (Note 5)		2,287,707
Custodian fees		98,634
Transfer and dividend disbursing agent fees and expenses		241,925
Directors'/Trustees' fees		30,402
Auditing fees		23,000
Legal fees		6,451
Portfolio accounting fees		261,633
Distribution services fee (Note 5)		4,426,261
Shareholder services fee (Note 5)		4,386,106
Account administration fee (Note 2)		12,582
Share registration costs		254,903
Printing and postage		64,914
Insurance premiums		10,758
Taxes		208,473
Miscellaneous		15,124
TOTAL EXPENSES		29,897,965
Waivers (Note 5):
Waiver of investment adviser fee	$(10,621,601)
Waiver of administrative fee	(59,360)
Waiver of distribution services fee	(857,679)
TOTAL WAIVERS		(11,538,640)
Net expenses			18,359,325
Net investment income			33,067,597
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			88,595
Net change in unrealized appreciation of investments			(332,030)
Net realized and unrealized loss on investments			(243,435)
Change in net assets resulting from operations			$32,824,162

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended September 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$33,067,597	$24,958,397
Net realized gain on investments	88,595	37,764
Net change in unrealized appreciation/depreciation of investments	(332,030)	8,273,291
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	32,824,162	33,269,452
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(16,763,000)	(13,980,363)
Institutional Shares	(16,217,673)	(10,976,066)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(32,980,673)	(24,956,429)
Share Transactions:
Proceeds from sale of shares	2,756,617,733	2,866,869,326
Net asset value of shares issued to shareholders in payment of distributions declared	22,746,151	18,269,508
Cost of shares redeemed	(2,914,982,736)	(3,133,789,732)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(135,618,852)	(248,650,898)
Change in net assets	(135,775,363)	(240,337,875)
Net Assets:
Beginning of period	3,178,420,205	3,418,758,080
End of period (including undistributed net investment income of $2,845 and $31, respectively)	$3,042,644,842	$3,178,420,205

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

September 30, 2011

1. Organization

Federated Fixed Income Securities, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated Municipal Ultrashort Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations and state and local taxes.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Annual Shareholder Report

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares and Institutional Shares may bear account administration fees, distribution services fees and shareholder services fees unique to those classes. For the year ended September 30, 2011, account administration fees for the Fund were as follows:

Account Administration Fees Incurred
Class A Shares	$12,582

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended September 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of September 30, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Annual Shareholder Report

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. Capital Stock

The following tables summarize capital stock activity:

Year Ended September 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	143,913,183	$1,443,617,031	162,773,864	$1,632,733,408
Shares issued to shareholders in payment of distributions declared	1,499,307	15,036,578	1,252,180	12,564,941
Shares redeemed	(163,939,435)	(1,643,735,508)	(220,498,732)	(2,212,129,666)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(18,526,945)	$(185,081,899)	(56,472,688)	$(566,831,317)
Year Ended September 30	2011		2010
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	130,889,300	$1,313,000,702	123,000,173	$1,234,135,918
Shares issued to shareholders in payment of distributions declared	768,733	7,709,573	568,441	5,704,567
Shares redeemed	(126,787,408)	(1,271,247,228)	(91,860,343)	(921,660,066)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	4,870,625	$49,463,047	31,708,271	$318,180,419
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(13,656,320)	$(135,618,852)	(24,764,417)	$(248,650,898)
Annual Shareholder Report

4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for expiration of capital loss carryforwards and discount accretion/premium amortization on debt securities.

For the year ended September 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(353,600)	$(84,110)	$437,710

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended September 30, 2011 and 2010, was as follows:

	2011	2010
Tax-exempt income	$32,980,673	$24,956,429

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$19,672
Net unrealized appreciation	$20,043,941
Capital loss carryforwards	$(5,258,147)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At September 30, 2011, the cost of investments for federal tax purposes was $3,049,151,557. The net unrealized appreciation of investments for federal tax purposes was $20,060,766. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $21,124,006 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,063,240.

At September 30, 2011, the Fund had a capital loss carryforward of $5,258,147 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Annual Shareholder Report

Expiration Year	Expiration Amount
2012	$ 59,924
2013	$ 884,421
2014	$ 978,739
2015	$ 631,311
2016	$ 148,172
2017	$1,306,058
2018	$1,242,780
2019	$6,742

Capital loss carryforwards of $353,600 expired during the year ended September 30, 2011.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

5. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2011, the Adviser voluntarily waived $10,621,601 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2011, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $59,360 of its fee.

Annual Shareholder Report

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2011, distribution services fees for the Fund were as follows:

	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$4,426,261	$(857,679)

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended September 30, 2011, FSC retained $1,810,365 of fees paid by the Fund.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended September 30, 2011, FSC did not retain any sales charges from the sale of Class A Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended September 30, 2011, Service Fees for the Fund were as follows:

Service Fees Incurred
Class A Shares	$4,386,106

For the year ended September 30, 2011, FSSC received $3,063 of fees paid by the Fund.

Interfund Transactions

During the year ended September 30, 2011, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $1,407,716,368 and $1,259,310,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.80% Annual Shareholder Report and 0.35% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended September 30, 2011, were as follows:

Purchases	$1,681,497,027
Sales	$1,776,301,286

7. Line of Credit

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of September 30, 2011, there were no outstanding loans. During the year ended September 30, 2011, the Fund did not utilize the LOC.

8. Interfund Lending

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of September 30, 2011, there were no outstanding loans. During the year ended September 30, 2011, the program was not utilized.

Annual Shareholder Report

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing,” specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of adopting ASU No. 2011-03 and its impact on the Fund's financial statements and the accompanying notes, net assets and results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of adopting ASU No. 2011-04 and its impact on the Fund's financial statements and the accompanying notes.

10. Federal Tax Information (unaudited)

For the fiscal year ended September 30, 2011, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORs OF THE federated fixed income series, inc., AND SHAREHOLDERS OF federated municipal ultrashort fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Municipal Ultrashort Fund (the “Fund”), a portfolio of Federated Fixed Income Series, Inc., as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to October 1, 2009, were audited by other independent registered public accountants whose report thereon dated November 24, 2009, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Municipal Ultrashort Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2011

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,009.00	$4.03
Institutional Shares	$1,000	$1,011.30	$1.76
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.06	$4.05
Institutional Shares	$1,000	$1,023.31	$1.78
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	0.80%
Institutional Shares	0.35%
Annual Shareholder Report

Board of Directors and Corporation Officers

The Board of Directors is responsible for managing the Corporation business affairs and for exercising all the Corporation powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Corporation comprised two portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: October 1991	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: October 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
R. James Nicholson Birth Date: February 4, 1938 Director Began serving: November 2007	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund, both charitable non-profit organizations.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Director Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

Qualifications: Business management, education and director experience.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 1991	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and Chief Investment Officer of Tax-Free Money Markets in 2010. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from the University of Pittsburgh.
Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Joseph M. Balestrino is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino has received the Chartered Financial Analyst designation and holds a Master's Degree in Urban and Regional Planning from the University of Pittsburgh.
Jeff A. Kozemchak Birth Date: January 15, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Jeff A. Kozemchak has been the Fund's Portfolio Manager since October 2000. He is Vice President of the Corporation. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak has received the Chartered Financial Analyst designation and holds an M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2011

Federated municipal ultrashort fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees Annual Shareholder Report and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative Annual Shareholder Report services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Municipal Ultrashort Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31417P866
Cusip 31417P858

29303 (11/11)

Federated is a registered trademark of Federated Investors, Inc.
2011  © Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $51,900

Fiscal year ended 2010 - $48,400

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $24

Fiscal year ended 2010 - $62

Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $4,214 and $0 respectively. Fiscal year ended 2011- Tax preparation fees for fiscal year end 2010.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2) Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) NA

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2011 - $371,886

Fiscal year ended 2010 - $417,921

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Annual Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Fixed Income Securities, Inc.

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date November 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date November 17, 2011

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date November 17, 2011